UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 27, 2006

Consolidation Loan Funding, LLC

Consolidation Loan Funding II, LLC

Student Loan Consolidation Center Student Loan Trust I

Goal Capital Funding Trust

Goal Capital Funding, LLC

Education Loan Asset-Backed Trust I

Higher Education Funding I

(Exact Name of each Co-Registrant as Specified in its Charter)

Delaware

(Co-Registrants’ State or Other Jurisdiction of Incorporation)

333-127591 333-127591-01 333-127591-02 333-127591-03 333-127591-04 333-127591-05 333-127591-06	31-1801569 36-4546571 36-7381346 51-6567918 20-3289538 32-6028143 41-6527138
(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100

San Diego, California 92121

(Address of Co-Registrants’ Principal Executive Office)

(858) 320-6799

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 27, 2006, Goal Capital Funding Trust (the “Issuer”) filed with the Irish Stock Exchange (the “Exchange”) a prospectus and prospectus supplement (collectively, the “Prospectus”) relating to the Issuer’s Series 2005-2 Student Loan Asset-Backed Notes (the “Notes”) in connection with an application to list the Notes on the Exchange (such proposed listing, the “ISE Listing”). The Prospectus reflects certain changes from the prospectus and prospectus supplement filed on October 6, 2005 with the Securities and Exchange Commission to comply with rules governing the ISE Listing. Attached hereto as Exhibit 99.1 is the Prospectus.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document Description
99.1	Prospectus and prospectus supplement relating to Goal Capital Funding Trust Student Loan Asset-Backed Notes, Series 2005-2, as filed with the Irish Stock Exchange on March 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 28, 2006	CONSOLIDATION LOAN FUNDING, LLC, as Co-Registrant

	By:	Goal Financial, LLC, as Manager of Consolidation Loan Funding, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

March 28, 2006	CONSOLIDATION LOAN FUNDING II, LLC, as Co-Registrant

	By:	Goal Financial, LLC, as Manager of Consolidation Loan Funding II, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

March 28, 2006	STUDENT LOAN CONSOLIDATION CENTER STUDENT LOAN TRUST I, as Co-Registrant

	By:	Goal Financial, LLC, as Issuer Administrator of Student Loan Consolidation Center Student Loan Trust I

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

8-K

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March 28, 2006	GOAL CAPITAL FUNDING TRUST, as Co-Registrant

	By:	Goal Financial, LLC, as Issuer Administrator of Goal Capital Funding Trust

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

March 28, 2006	GOAL CAPITAL FUNDING, LLC, as Co-Registrant

	By:	Goal Financial, LLC, as Manager of Goal Capital Funding, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

March 28, 2006	EDUCATION LOAN ASSET-BACKED TRUST I, as Co-Registrant

	By:	Goal Financial, LLC, as Issuer Administrator of Education Loan Asset-Backed Trust I

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

March 28, 2006	HIGHER EDUCATION FUNDING I, as Co-Registrant

	By:	Goal Financial, LLC, as Issuer Administrator of Higher Education Funding I

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Prospectus and prospectus supplement relating to Goal Capital Funding Trust Student Loan Asset-Backed Notes, Series 2005-2, as filed with the Irish Stock Exchange on March 27, 2006.

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